UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 22, 2010
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 22, 2010, the Company issued a press release announcing that Institutional Shareholder Services, (“ISS”), a division of RiskMetrics Group, has recommended that stockholders take no action at this time on all three proposals made by dissident stockholder Great Hill Partners IV, L.P. and its affiliates.

The press release, the complete text of which is incorporated in this Item 8.01 by reference, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated June 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2010

VITACOST.COM, INC.

	By:	/s/ Richard P. Smith
	Name:	Richard P. Smith
	Title:	Chief Financial Officer